LEHMAN BROTHERS                                          ASSET-BACKED SECURITIES

            [GRAPHIC INTERNAL MARKETING MEMO ACCREDITED HOME LENDERS]

--------------------------------------------------------------------------------

                               $173,476,000 NOTES
                      ACCREDITED MORTGAGE LOAN TRUST 2000-1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          ACCREDITED HOME LENDERS, INC.
                          (SPONSOR AND MASTER SERVICER)

                           ADVANTA MORTGAGE CORP. USA
                        (SUBSERVICER AND BACKUP SERVICER)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES        1

--------------------------------------------------------------------------------
                      ACCREDITED MORTGAGE LOAN TRUST 2000-1
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                 TO MATURITY
---------------------------------------------------------------------------------------------------------------
                                                    Est.       Est. Prin.   Expected    Stated     Expected
            Approx.                      Tsy.      WAL/DUR       Window       Final     Final       Ratings
 Class        Size      Group   Type    BMark       (yrs)                   Maturity   Maturity  (Moody's/S&P)
---------------------------------------------------------------------------------------------------------------
A-1         53,047,000    I     FXD      UST     4.36/3.20    03/00 - 11/20  11/25/20  02/25/30     Aaa/AAA
A-2        120,429,000   II     FLT    1 mo LI   3.57/2.88    03/00 - 03/18  03/25/18  02/25/30     Aaa/AAA
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                TO 10% CALL(1)
---------------------------------------------------------------------------------------------------------------
                                                    Est.       Est. Prin.   Expected    Stated     Expected
            Approx.                      Tsy.      WAL/DUR       Window       Final     Final       Ratings
 Class        Size      Group   Type    Bmark       (yrs)                   Maturity   Maturity  (S&P/Moody's)
---------------------------------------------------------------------------------------------------------------
A-1         53,047,000    I     FXD      UST     3.87/3.01    03/00 - 09/08  09/25/08  02/25/30     Aaa/AAA
A-2        120,429,000   II     FLT    1 mo LI   3.33/2.76    03/00 - 09/08  09/25/08  02/25/30     Aaa/AAA
---------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                               PRICING SPEED
--------------------------------------------------------------------------------
Group I (Fixed Rate)            100% PPC(2)

Group II (Adjustable Rate)      125% PPC(2)
--------------------------------------------------------------------------------

(1)The average lives and principal re-payment window to call are calculated assuming a combined clean up call is exercised.

   The Sponsor may exercise its right to terminate either Class of Notes when the aggregate outstanding principal balance of the respective Class of Notes is equal to or less than 10% of the original aggregate principal balance of such Class of Notes. In addition, the Sponsor may terminate the entire Trust on any Payment Date when the combined aggregate outstanding principal balance of the both classes of Notes is equal to or less than 10% of the original aggregate principal balance of both classes of Notes.

(2)100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.45% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES        2
-------------------------------------------------------------------------------
                         SENSITIVITY ANALYSIS - TO MATURITY
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Group I PPC                         0.0%         75.0%        100.0%        150.0%        200.0%        250.0%
Group II PPC                        0.0%         95.0%        125.0%        190.0%        250.0%        315.0%

CLASS A-1
Yield @ 100.00000                  8.168         8.123         8.107         8.067         8.011         7.957
Average Life (yrs.)                18.41          5.61          4.36          2.96          2.22          1.75
Window                      3/00 - 12/29   3/00 - 5/25  3/00 - 11/20  3/00 - 10/14  3/00 - 09/10   3/00 - 2/08
Expected Final Mat.             12/25/29       5/25/25      11/25/20      10/25/14       9/25/10       2/25/08
Duration (yrs.)                     8.64          3.86          3.20          2.37          1.87          1.52

CLASS A-2
Average Life (yrs.)                21.75          4.66          3.57          2.34          1.75          1.35
Window                       3/00 - 2/30   3/00 - 3/23   3/00 - 3/18  3/00 - 07/11  3/00 - 03/08  3/00 - 12/05
Expected Final Mat.              2/25/30       3/25/23      03/25/18      07/25/11      03/25/08      12/25/05

---------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
                        SENSITIVITY ANALYSIS - TO 10% CALL
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Group I PPC                         0.0%         75.0%        100.0%        150.0%        200.0%        250.0%
Group II PPC                        0.0%         95.0%        125.0%        190.0%        250.0%        315.0%

CLASS A-1
Yield @ 100.00000                  8.168         8.087         8.056         7.990         7.924         7.853
Average Life (yrs.)                18.39          5.07          3.87          2.60          1.96          1.55
Window                       3/00 - 1/29   3/00 - 7/11   3/00 - 9/08   3/00 - 8/05   3/00 - 2/04   3/00 - 2/03
Expected Final Mat.              1/25/29       7/25/11       9/25/08       8/25/05       2/25/04       2/25/03
Duration (yrs.)                     8.63          3.68          3.01          2.18          1.70          1.38

CLASS A-2
Average Life (yrs.)                21.68          4.35          3.33          2.20          1.66          1.29
Window                       3/00 - 1/29   3/00 - 7/11   3/00 - 9/08   3/00 - 8/05   3/00 - 2/04   3/00 - 2/03
Expected Final Mat.              1/25/29       7/25/11       9/25/08       8/25/05       2/25/04       2/25/03

---------------------------------------------------------------------------------------------------------------

(1)The average lives and principal re-payment window to call are calculated assuming a combined clean up call is exercised.



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES        3

--------------------------------------------------------------------------------
                              AVAILABLE FUNDS CAP
--------------------------------------------------------------------------------
The following table lists the monthly available funds cap for the Class A-2 Notes assuming 6 month LIBOR remains constant at 6.32%.

           ----------------------------------------------------------------------------------------------
                             AVAILABLE FUNDS CAP                             AVAILABLE FUNDS CAP
                 MONTH                 (%)                         MONTH                 (%)
           ----------------------------------------------------------------------------------------------
                   1                  8.497*                         41                 10.544
                   2                  8.586                          42                 11.163
                   3                  8.285                          43                 11.302
                   4                  8.587                          44                 11.041
                   5                  8.286                          45                 11.435
                   6                  8.587                          46                 11.041
                   7                  8.588                          47                 11.435
                   8                  8.287                          48                 11.435
                   9                  8.588                          49                 10.648
                  10                  8.287                          50                 11.435
                  11                  8.588                          51                 11.042
                  12                  8.589                          52                 11.435
                  13                  7.685                          53                 11.042
                  14                  8.589                          54                 11.435
                  15                  8.287                          55                 11.435
                  16                  8.589                          56                 11.042
                  17                  8.287                          57                 11.435
                  18                  8.589                          58                 11.042
                  19                  8.589                          59                 11.435
                  20                  8.287                          60                 11.435
                  21                  8.589                          61                 10.256
                  22                  8.287                          62                 11.435
                  23                  8.589                          63                 11.042
                  24                  8.972                          64                 11.435
                  25                  8.297                          65                 11.042
                  26                  9.501                          66                 11.435
                  27                  9.170                          67                 11.435
                  28                  9.501                          68                 11.042
                  29                  9.170                          69                 11.435
                  30                  9.830                          70                 11.042
                  31                  10.079                         71                 11.435
                  32                  9.923                          72                 11.435
                  33                  10.279                         73                 10.256
                  34                  9.924                          74                 11.435
                  35                  10.280                         75                 11.042
                  36                  10.583                         76                 11.435
                  37                  9.641                          77                 11.042
                  38                  10.920                         78                 11.435
                  39                  10.543                         79                 11.435
                  40                  10.920                         80                 11.042
           ----------------------------------------------------------------------------------------------

          * FOR MONTH ONE THE INTEREST HAS BEEN CALCULATED BASED ON A 30 DAY INTEREST PERIOD IN ORDER TO NORMALIZE THE AVAILABLE FUNDS CAP.



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES        4

-------------------------------------------------------------------------------
                                SUMMARY OF TERMS
-------------------------------------------------------------------------------

ISSUER:                             Accredited Mortgage Loan Trust 2000-1.

SPONSOR AND MASTER SERVICER:        Accredited Home Lenders, Inc.

INDENTURE TRUSTEE:                  Norwest Bank Minnesota, National Association.

OWNER TRUSTEE:                      Wilmington Trust Company.

NOTES OFFERED:                      $53,047,000 Class A-1 Notes and $120,429,000 Class A-2 Notes.

RATING AGENCIES:                    Moody's and S&P (Rated Aaa/AAA).

NOTE INSURER:                       Financial Security Assurance, Inc. ("FSA").

PMI PROVIDER:                       Mortgage Guaranty Insurance Corporation ("MGIC").

BACKUP SERVICER & SUBSERVICER:      Advanta Mortgage Corp. USA.

UNDERWRITER:                        Lehman Brothers.

EXPECTED PRICING DATE:              Week of February 21, 2000.

EXPECTED CLOSING DATE:              On or about February 29, 2000.

PAYMENT DATES:                      25th day of each month, or if such day is not a Business Day the next succeeding Business Day (first Payment Date:  March 27, 2000).

CUT-OFF DATE:                       Close of business on January 31, 2000 after giving effect to scheduled payments of principal due on or prior to February 1, 2000.

DELAY DAYS:                         24 days on the Class A-1 Notes and 0 days on the Class A-2 Notes.

FINAL PAYMENT DATE:                 The Payment Date in February 2030.

DAY COUNT:                          30/360 on the Class A-1 Notes and actual/360 on the Class A-2 Notes.

SERVICING FEE:                      One-twelfth of the product of 0.47% per annum and the stated principal balance of the Mortgage Loans at the beginning of the related Due Period.

BACKUP SERVICING FEE:               One-twelfth of the product of 0.03% per annum and the stated principal balance of the Mortgage Loans at the beginning of the related Due Period.

CLEARING:                           DTC, Euroclear or Clearstream, Luxembourg (formerly known as Cedel Bank).

DENOMINATION:                       Minimum $25,000; increments of $1,000.

SMMEA ELIGIBILITY:                  The Class A-1 Notes are NOT expected to be SMMEA eligible.
                                    The Class A-2 Notes ARE expected to be SMMEA eligible.
---------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES        5

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

ERISA ELIGIBILITY:                  The Notes ARE expected to be ERISA eligible.

TAX STATUS:                         Debt for Federal income tax purposes.

PREPAYMENT SPEED:                   -    Group 1 Mortgage Loans 100%
                                         PPC, where 100% PPC assumes that
                                         prepayments start at 4% CPR in month
                                         one, increase by approximately 1.45%
                                         each month to 20% CPR in month twelve,
                                         and remain at 20% CPR thereafter.

                                    -    Group 2 Mortgage Loans 125% PPC, where
                                         100% PPC assumes that prepayments start
                                         at 4% CPR in month one, increase by
                                         approximately 1.45% each month to 20%
                                         CPR in month twelve, and remain at 20%
                                         CPR thereafter.

CLEAN-UP CALL DATE AND              -    If the Sponsor does not elect to
STEP-UP MARGIN:                          exercise the Optional Termination Call
                                         with respect to the Class A-1 Notes,
                                         the Class A-1 Note Rate will increase
                                         by 0.75%. If the Sponsor does not
                                         elect to exercise the Optional
                                         Termination Call with respect to the
                                         Class A-2 Notes the Class A-2 Note
                                         Rate will increase to twice the initial
                                         margin.

                                    -    The Sponsor may exercise the Optional
                                         Termination Call on the earlier to
                                         occur: (i) the Payment Date upon which
                                         the outstanding principal balance of
                                         the Class A-1 Notes is equal to or less
                                         than 10% of the original principal of
                                         such Class of Notes; or (ii) the
                                         Payment Date upon which the aggregate
                                         outstanding principal balance of both
                                         classes of Notes is equal to or less
                                         than 10% of the aggregate original
                                         principal balance of both classes of
                                         Notes (the "Clean-Up Call Date").

                                    -    The Sponsor may exercise the Optional
                                         Termination Call with respect to the
                                         Class A-2 Notes on the earlier to
                                         occur: (i) the Payment Date upon which
                                         the outstanding principal balance of
                                         the Class A-2 Notes is equal to or less
                                         than 10% of the original principal of
                                         such Class of Notes; or (ii) the
                                         Payment Date upon which the aggregate
                                         outstanding principal balance of both
                                         classes of Notes is equal to or less
                                         than 10% of the aggregate original
                                         principal balance of both classes of
                                         Notes (the "Clean-Up Call Date")..

INITIAL MORTGAGE LOAN POOL:         -    1,305 loans with a Cut-off Date
                                         Aggregate Principal Balance of
                                         $131,135,258.20.

                                    -    Consists of two groups:
                                         GROUP 1 consists of 521 loans with an
                                         aggregate Cut-off Date Principal
                                         Balance of $40,197,785.31 of fixed-rate
                                         mortgage loans secured primarily by
                                         first and second lien, level pay and
                                         balloon mortgages on primarily 1 - 4
                                         family properties.

                                         GROUP 2 consists of 784 loans with an
                                         aggregate Cut-off Date Principal
                                         Balance of $90,937,472.89 of
                                         adjustable-rate mortgage loans secured
                                         by first liens, level pay and balloon
                                         mortgages, on primarily 1 - 4 family
                                         properties.
----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES        6

-------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
-------------------------------------------------------------------------------

PREFUNDING ACCOUNTS:                -    On the Closing Date, the Sponsor will
                                         deposit approximately $43,664,741.80
                                         into two segregated prefunding
                                         accounts maintained with
                                         the Indenture Trustee.

                                    -    The Trust will use this amount to buy
                                         approximately $13,384,851.19 in
                                         Subsequent Fixed-Rate Mortgage Loans
                                         and approximately $30,279,890.61 in
                                         Subsequent Adjustable-Rate Mortgage
                                         Loans from the Sponsor prior to March
                                         31, 2000.

                                    -    The sale of Subsequent Mortgage Loans
                                         by the Sponsor to the Trust is subject
                                         to certain conditions specified in the
                                         Sale and Servicing Agreement.

                                    -    A CERTAIN PORTION OF MORTGAGE LOANS
                                         WILL BE ADDED TO THE TRUST PRIOR TO
                                         CLOSING. THERE WILL BE A CORRESPONDING
                                         REDUCTION IN REQUIRED PREFUNDING
                                         AMOUNTS WHEN THE PRINCIPAL BALANCE OF
                                         LOANS DELIVERED PRIOR TO CLOSING HAS
                                         BEEN DETERMINED.

CAPITALIZED INTEREST ACCOUNTS       -    On the Closing Date, the Sponsor will
                                         deposit cash into two segregated
                                         accounts, which will be part of the
                                         Trust and will be maintained with the
                                         Indenture Trustee.

                                    -    The amounts on deposit in the
                                         Capitalized Interest Accounts will be
                                         allocated to cover interest shortfalls
                                         on the Class A-1 Notes and the Class
                                         A-2 Notes that may arise as a result of
                                         the utilization of the prefunding
                                         feature of this transaction.

                                    -    Any amounts remaining in the
                                         Capitalized Interest Accounts and not
                                         needed to cover interest shortfalls
                                         will be paid to the Sponsor and will
                                         not be available for distribution to
                                         the Noteholders.

PREPAYMENT PENALTY INCOME:          -    The prepayment penalties collected by
                                         the Master Servicer in connection with
                                         certain principal prepayments on the
                                         Mortgage Loans will be available to
                                         the deal for credit protection, i.e.,
                                         will be considered part of available
                                         funds.

                                    -    The Sponsor will represent that the
                                         prepayment penalties are enforceable.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES        7

-------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
-------------------------------------------------------------------------------

PRIVATE MORTGAGE INSURANCE          -    Approximately 54.92% of the Group 1
("PMI"):                                 and 64.93% of the Group 2 Initial
                                         Mortgage Loans will have private
                                         mortgage insurance ("PMI") coverage
                                         provided by MGIC.

                                    -    MGIC will be paid out of collections
                                         from the Mortgage Loans an annual
                                         premium of 53.5 bps on the outstanding
                                         balance of the PMI eligible loans in
                                         exchange for assuming a portion of the
                                         loss exposure associated with such
                                         Mortgage Loans.

                                    -    MGIC's PMI policy (the "PMI Policy")
                                         will cover Mortgage Loans, in each
                                         group, having an original CLTV or LTV,
                                         as applicable, of greater than 75% as
                                         of origination of such Mortgage Loans.

                                    -    MGIC is rated Aa2, AA+ and AA+ by
                                         Moody's, Standard and Poor's and Fitch,
                                         respectively.

CREDIT ENHANCEMENT:                 -    100% FSA Note Insurance Policy.

                                    -    PMI Policy.

                                    -    Excess Interest (which includes
                                         prepayment penalty fee income).

                                    -    Over-collateralization: The required
                                         amount of over-collateralization for
                                         the Group 1 Mortgage Loans and the
                                         Group 2 Mortgage Loans is based on
                                         certain minimum and maximum levels of
                                         over-collateralization and on the
                                         performance of the Mortgage Loans, for
                                         each respective Group.

                                              FIXED RATE*:           ADJUSTABLE RATE*:

                                              Initial: 1.00%         Initial: 0.65%

                                              Target: 4.00%          Target: 4.00%

                                              Floor: 0.50%           Floor: 0.50%

                                    -    Limited Cross-collateralization:
                                         Excess interest from one loan group
                                         will be available, to a limited
                                         extent, to fund interest shortfalls or
                                         to cover losses in the other loan
                                         group, but not to build
                                         over-collateralization.

----------------------------------------------------------------------------------------------------------------

*THE INITIAL OVER-COLLATERALIZATION AMOUNTS AND TARGET OVER-COLLATERALIZATION AMOUNTS ARE SUBJECT TO FINAL PRICING LEVELS AND RATING AGENCY APPROVAL.



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES        8

-------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
-------------------------------------------------------------------------------

DELINQUENCY ADVANCES AND            -    Each month the Master Servicer will
COMPENSATING INTEREST:                   determine the amount of any unpaid
                                         scheduled monthly payments due on the
                                         Mortgage Loans. If the Master Servicer
                                         believes that unpaid scheduled monthly
                                         payments can be recovered from the
                                         related Mortgage Loan, then the Master
                                         Servicer will either advance the unpaid
                                         scheduled payments to the Trust (each,
                                         a "Delinquency Advance") out of its own
                                         funds or out of collections on the
                                         Mortgage Loans that are not required to
                                         be distributed on the related Payment
                                         Date.

                                    -    Such Delinquency Advances by the Master
                                         Servicer are reimbursable to the Master
                                         Servicer subject to certain conditions
                                         and restrictions, and are intended to
                                         provide sufficient funds for the
                                         payment of scheduled interest and
                                         principal to the holders of the Notes
                                         in circumstances where no ultimate loss
                                         is expected.

                                    -    Notwithstanding the Master Servicer's
                                         good faith determination that a
                                         Delinquency Advance was recoverable
                                         when made, if such Delinquency Advance
                                         becomes a nonrecoverable advance, the
                                         master servicer will be entitled to
                                         reimbursement therefor from the trust
                                         estate.

                                    -    The Master Servicer will provide to the
                                         Trust the amount of any interest
                                         shortfall caused by a full prepayment
                                         of any Mortgage Loan during the related
                                         Prepayment Period generally up to the
                                         amount of the Servicing Fee with
                                         respect to the related Due Period
                                         without any right of reimbursement. The
                                         Master Servicer shall not be required
                                         to pay Compensating Interest with
                                         respect to any partial prepayments.

                                    -    Compensating Interest in excess of the
                                         Servicing Fee will be covered by excess
                                         interest, to the extent available, then
                                         by the Note Insurance Policy. THE
                                         NOTEHOLDERS' INTEREST ENTITLEMENT WILL
                                         BE REDUCED BY COMPENSATING INTEREST NOT
                                         COVERED FROM THE SOURCES INDICATED
                                         ABOVE.
----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES        9

-------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
-------------------------------------------------------------------------------

SERVICING ADVANCES                  -    Unless the Master Servicer determines
                                         that any proposed advance is not
                                         recoverable from the related Mortgage
                                         Loan, the Master Servicer will be
                                         required to pay all reasonable and
                                         customary "out-of-pocket" costs and
                                         expenses incurred in the performance
                                         of its servicing obligations,
                                         including, but not limited to:

                                         -    the preservation , restoration and
                                              protection of the mortgaged
                                              property,

                                         -    collection and enforcement
                                              proceedings, including
                                              foreclosures, collections and
                                              liquidations,

                                         -    expenditures relating to the
                                              purchase or maintenance of a first
                                              lien not included in the trust
                                              estate on the mortgaged property,

                                         -    conservation, management, and
                                              liquidation of any REO Property,
                                              and

                                         -    certain other customary amounts
                                              described in the sale and
                                              servicing agreement.

                                    -    The Master Servicer shall be entitled
                                         to be reimbursed from future
                                         collections by the Trust for Servicing
                                         Advances only from the related mortgage
                                         loan in respect of which the Servicing
                                         Advance was made or to the extent that
                                         such Servicing Advanced are deemed non
                                         recoverable from the trust.

                                    -    Reimbursement of these advances is in
                                         some cases senior to the payments to
                                         Noteholders.
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES       10

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

PAYMENT PRIORITY:   On each Payment Date, the Indenture Trustee will make
                    payments in respect of each group of Mortgage Loans to the holders of the related class of Notes and reimbursement to the Note insurer under the insurance agreement, to the
                    extent of funds, including any Insured Payments, on deposit in the related payment account, as follows:

                    a.   the Indenture Trustee fee; the Owner Trustee fee; the
                         Note Insurer premium; the primary mortgage insurance premium due, if any; the Backup Servicer fee, in each case, with respect to the related class of Notes;

                    b. from amounts then on deposit in the related payment account, the interest payment amount for the related class of Notes;

                    c. from amounts then on deposit in the related payment account, the base principal payment amount for the related class of Notes;

                    d. from amounts then on deposit in the related payment account, the allocable portion of the over-collateralization deficit, if any, for the related class of Notes;

                    e. from amounts then on deposit in the related payment account, to the holders of the other class of Notes, any shortfall in the amount of interest payment amount for such group actually paid to the holders of the related class of Notes, the amount of any over-collateralization deficit for such group and such Payment Date, and any shortfall in the payment of any amounts owed to the Note insurer (excluding the reimbursement amount) for such other class of Notes;

                    f. from amounts then on deposit in the related payment account, excluding any Insured Payments, to the Note
                         Insurer the reimbursement amount as of such Payment
                         Date;

                    g. from amounts then on deposit in the related payment account, the over-collateralization increase amount for the related class of Notes;

                    h. from amounts then on deposit in the related payment account, to the cross-collateralization reserve account relating to the other class of Notes, the amounts necessary for the balance of such account to equal the applicable Specified Reserve Amount;

                    i. from amounts then on deposit in the related payment account, with respect h to the Class A-2 Notes only, to the holders of the Class A-2 Notes, the Class A-2
                         Available Funds Cap Carry-Forward Amount;

                    j. from amounts then on deposit in the payment account related to the Class A-1 Notes or the Class A-2 Notes, to the master servicer and the subservicer, any amount due to either of them with respect to the Group I
                         Mortgage Loans and with respect to the Group 2 Mortgage
                         Loans, as applicable; and

                    k.   from amounts then on deposit in the related payment
                         account, following the allocations, transfers and
                         disbursements described above, to the holders of the
                         trust certificates, the amount remaining on such
                         Payment Date in each payment account, if any.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES       11

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

CLASS A-1 NOTE INTEREST:            -    Interest accrues during the month
                                         prior to the related Payment Date on a
                                         30/360 basis at the Class A-1 Note
                                         Rate.

                                    -    The CLASS A-1 NOTE RATE will be equal
                                         to the rate established at pricing,
                                         provided that, on any Payment Date
                                         after the related Clean-Up Call Date,
                                         the Class A-1 Note Rate will be
                                         increased by 0.75%.

                                    -    THE INTEREST PAYMENT AMOUNT for any
                                         Payment Date will be an amount equal to
                                         the current interest for the Class A-1
                                         Notes, reduced by any interest
                                         shortfalls on the Group 1 Mortgage
                                         Loans relating to the Soldiers' and
                                         Sailors' Civil Relief Act of 1940, and
                                         further reduced by any Compensating
                                         Interest not covered by either the
                                         related Servicing Fee, excess interest,
                                         or the Note Insurance Policy, plus the
                                         Class A-1 Carry-Forward Amount, less
                                         any amount paid by the Note Insurer in
                                         respect of such Class A-1 Carry-Forward
                                         Amount, in each case, as of such
                                         Payment Date.

CLASS A-1 CARRY-FORWARD AMOUNT:     -    For any Payment Date the Class A-1
                                         Carry-Forward Amount is the sum of (a)
                                         the amount, if any, by which (x) the
                                         Class A-1 Interest Payment Amount as
                                         of the immediately preceding Payment
                                         Date exceeded (y) the amount of
                                         interest actually paid to the holders
                                         of the Class A-1 Notes on such
                                         immediately preceding payment date and
                                         (b) thirty days' interest on the
                                         amount described in clause (a),
                                         calculated at an interest rate equal
                                         to the Class A-1 Note Rate.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES       12

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

CLASS A-2 NOTE INTEREST:            -    Interest will accrue from the prior
                                         Payment Date to the day preceding the
                                         current Payment Date on an actual/360
                                         basis at the Class A-2 Note Rate.

                                    -    The CLASS A-2 NOTE RATE will be equal
                                         to the lesser of (a) the Class A-2
                                         Formula Note Rate and (b) the Class
                                         A-2 Available Funds Cap Rate. The
                                         CLASS A-2 NOTE FORMULA RATE is a per
                                         annum rate equal to the lesser of (i)
                                         LIBOR plus a margin determined at
                                         pricing; provided, that, on any
                                         Payment Date after the related
                                         Clean-Up Call Date, such rate will be
                                         equal to LIBOR plus two times the
                                         pricing margin, and (ii) 14.0%.

                                    -    THE CLASS A-2 AVAILABLE FUNDS CAP RATE
                                         is a per annum rate equal to the
                                         weighted average mortgage interest rate
                                         with respect to the Group 2 Mortgage
                                         Loans, less the note insurer premium
                                         percentage, less the servicing fee
                                         rate, less the backup servicing fee
                                         rate, less the rate at which the
                                         Indenture Trustee fee is then
                                         calculated, less the Owner Trustee fee
                                         rate, less the primary mortgage
                                         insurance provider premium percentage,
                                         less 0.75%.

                                    -    THE CLASS A-2 INTEREST PAYMENT AMOUNT
                                         for any Payment Date will be an amount
                                         equal to the current interest for the
                                         Class A-2 Notes, reduced by any
                                         interest shortfalls on the Group 2
                                         Mortgage Loans relating to the
                                         Soldiers' and Sailors' Civil Relief Act
                                         of 1940, and further reduced by any
                                         Compensating Interest not covered by
                                         either the related Servicing Fee,
                                         excess interest, or the Note Insurance
                                         Policy, plus the Class A-2
                                         Carry-Forward Amount, less any amount
                                         paid by the Note Insurer in respect of
                                         such Class A-2 Carry-Forward Amount, in
                                         each case, as of such Payment Date.

CLASS A-2 AVAILABLE FUNDS CAP       -    With respect to the Class A-2 Notes
CARRY-FORWARD AMOUNT:                    and any Payment Date, the sum of

                                         (i) the excess of (x) the Class A-2
                                             current interest calculated at the
                                             Class A-2 Formula Note Rate over
                                             (y) the Class A-2 current interest
                                             calculated at the Class A-2
                                             Available Funds Cap Rate, in each
                                             case as of such Payment Date, and

                                         (ii)the amount calculated under clause
                                             (i) above remaining unpaid from any
                                             previous Payment Date, with
                                             interest thereon at the Class A-2
                                             Formula Note Rate.

CLASS A-2 CARRY-FORWARD AMOUNT:     -    For any Payment Date the Class A-2
                                         Carry-Forward Amount is the sum of (a)
                                         the amount, if any, by which (x) the
                                         Class A-2 Interest Payment Amount as
                                         of the immediately preceding payment
                                         date exceeded (y) the amount of
                                         interest actually paid to the holders
                                         of the Class A-2 Notes on such
                                         immediately preceding Payment Date and
                                         (b) thirty days' interest on the
                                         amount described in clause (a),
                                         calculated at an interest rate equal
                                         to the Class A-2 Formula Note Rate.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES       13

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

PAYMENTS OF PRINCIPAL:              On each Payment Date, each class of Notes is
                                    entitled to receive payments of principal.
                                    The maximum amount for distribution as
                                    principal payments to all Noteholders of a
                                    class on any Payment Date will be the sum of
                                    the following amounts (net of amounts used
                                    to reimburse the master servicer or the
                                    Subservicer for certain advances), based on
                                    the Mortgage Loans in the related group:

                                    -    Scheduled payments of principal due
                                         from the second day of the prior month
                                         to the first day of the current month,
                                         known as the due period;

                                    -    Plus, prepayments in full received from
                                         the sixteenth day of the prior month to
                                         the fifteenth day of the current month,
                                         known as the prepayment period;

                                    -    Plus, partial prepayments and
                                         unscheduled payments of principal on
                                         the mortgage loans received during the
                                         prior calendar month;

                                    -    Plus, that group's allocable portion of
                                         any amount by which the aggregate
                                         outstanding principal balance of both
                                         classes of Notes exceeds the aggregate
                                         principal balance of both groups of
                                         mortgage loans, together with any
                                         amounts on deposit in the prefunding
                                         account;

                                    -    Plus, on the payment date following
                                         the end of the prefunding period, any
                                         amount on deposit in the prefunding
                                         accounts;

                                    -    Plus, the amount of any excess
                                         interest required to be paid as
                                         principal in connection with the
                                         over-collateralization feature;

                                    -    Minus, the amount, if any, necessary to
                                         reduce over-collateralization to the
                                         required level of
                                         over-collateralization.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES       14

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

BASE PRINCIPAL PAYMENT AMOUNT:      -   Base Principal Payment Amount for any
                                        group of Mortgage Loans and any Payment
                                        Date will be the lesser of:

                                    (a) the excess of (x) the sum, as of such
                                        Payment Date, of (A) the available
                                        amount for such group and (B) any
                                        Insured Payment with respect to the
                                        related class of Notes over (y) the sum
                                        of the interest payment amount for such
                                        group; and

                                    (b) the sum, without duplication, of:

                                         (1) all scheduled principal payments
                                             due and collected (or advanced) for
                                             the prior Due Period, plus all
                                             prepayments in full received during
                                             the prior Prepayment Period, plus
                                             all partial prepayments and other
                                             unscheduled recoveries of principal
                                             (other than prepayments in full)
                                             received during the prior calendar
                                             month, in each case, for the
                                             related group of Mortgage Loans;

                                         (2) the principal balance of each
                                             Mortgage Loan that was repurchased
                                             by the Sponsor on the related
                                             servicer remittance date from such
                                             group to the extent such principal
                                             balance is actually received by the
                                             Indenture Trustee and less any
                                             related reimbursements of
                                             Delinquency Advances or of
                                             Servicing Advances to the Master
                                             Servicer or the Subservicer;

                                         (3) any substitution adjustments
                                             delivered by the Sponsor on the
                                             related servicer remittance date in
                                             connection with a substitution of a
                                             Mortgage Loan in such group, to the
                                             extent such substitution
                                             adjustments are actually received
                                             by the Indenture Trustee;

                                         (4) the Net Liquidation Proceeds
                                             actually collected by the Master
                                             Servicer on all Mortgage Loans in
                                             such group during the preceding
                                             calendar month -- to the extent
                                             such Net Liquidation Proceeds
                                             relate to principal;

                                         (5) on the Payment Date in April 2000,
                                             moneys released from the related
                                             Prefunding Account, if any;

                                         (6) the proceeds received by the
                                             Indenture Trustee upon the exercise
                                             by the Sponsor of its option to
                                             call the Notes -- to the extent
                                             such proceeds relate to principal;

                                         (7) the proceeds received by the
                                             Indenture Trustee upon the exercise
                                             by the Sponsor of its option to
                                             terminate the Trust -- to the
                                             extent such proceeds relate to
                                             principal -- allocable to such
                                             group;

                                         (8) any amount that the Note Insurer
                                             has elected to pay as principal --
                                             including Liquidated Loan Losses --
                                             prior to any remaining
                                             over-collateralization deficit;
                                             minus

                                         (9) the amount of any
                                             over-collateralization reduction
                                             amount for such group for such
                                             payment date.

                                    -    In no event will the Base Principal
                                         Payment Amount for a group with respect
                                         to any Payment Date be (x) less than
                                         zero or (y) greater than the then
                                         outstanding principal balance for the
                                         related class of Notes.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES       15

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

SPECIFIED RESERVE AMOUNT:           -    With respect to each group of Mortgage
                                         Loans and any Payment Date, the
                                         difference between (x) the specified
                                         over-collateralization amount for such
                                         group and such Payment Date and (y)
                                         the over-collateralization amount for
                                         such group on such Payment Date.

INSURED PAYMENT AMOUNT:             For any group of Mortgage Loans and any
                                    Payment Date, the Insured Payment Amount is
                                    the sum of,

                                    -    the related Interest Payment Amount; and

                                    -    the Remaining over-collateralization
                                         deficit allocable to that
                                         group for that Payment Date; and

                                    -    without duplication of the amount
                                         specified in the bullet-point above, on
                                         the Payment Date which is the final
                                         stated maturity date, the aggregate
                                         outstanding principal balance for the
                                         related class of Notes.

--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES       16


--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the FIXED RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
--------------------------------------------------------------------------------


TOTAL NUMBER OF LOANS                                                                                            521
TOTAL OUTSTANDING LOAN BALANCE                                                                        $40,197,785.31
BALLOON (% OF TOTAL BALANCE)                                                                                  21.71%
AVERAGE LOAN PRINCIPAL BALANCE                                                                            $77,155.06
WEIGHTED AVERAGE COUPON                                                                                       10.71%
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS)                                                                          307
WEIGHTED AVERAGE REMAINING TERM (MONTHS)                                                                         306
WEIGHTED AVERAGE CLTV                                                                                         77.49%
LIEN POSITION (FIRST/SECOND)                                                                          93.82% / 6.18%
LOANS SUBJECT TO PREPAYMENT PENALTIES                                                                         99.81%
PROPERTY TYPE
        SINGLE FAMILY                                                                                         82.98%
        PUD                                                                                                    6.10%
        TWO TO FOUR FAMILY                                                                                     6.01%
        CONDOMINIUM                                                                                            3.53%
        SINGLE FAMILY ATTACHED                                                                                 1.23%
        MULTI-FAMILY                                                                                           0.14%
LOAN PURPOSE
        CASHOUT REFINANCE                                                                                     66.90%
        PURCHASE                                                                                              23.68%
        NO CASH REFINANCE                                                                                      9.43%
OCCUPANCY STATUS
        OWNER OCCUPIED                                                                                        91.07%
        NON-OWNER OCCUPIED                                                                                     8.93%
LOAN DOCUMENTATION
        FULL                                                                                                  77.35%
        NO INCOME VERIFICATION/STATED                                                                         19.58%
        LITE                                                                                                   3.06%
GEOGRAPHIC DISTRIBUTION
(Other states account individually for less than 5% of the                                            CA:     21.58%
Fixed Rate Mortgage Loan Group principal balance.)                                                    OH:      9.25%
                                                                                                      FL:      7.11%

CREDIT GRADE
                                                                                                       A:     45.03%
                                                                                                      A-:     28.92%
                                                                                                       B:     12.86%
                                                                                                       C:     11.74%
                                                                                                      C-:      1.46%
DAYS DELINQUENT
CURRENT                                                                                                      100.00%



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES       17

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the FIXED RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                FIXED RATE GROUP
                         CUT-OFF DATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
         RANGE OF CUT-OFF DATE               NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
         PRINCIPAL BALANCE ($)            MORTGAGE LOANS        PRINCIPAL BALANCE      AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                         48               $947,156.60                        2.36%
25,000.01 - 50,000.00                                   151              5,854,435.12                       14.56
50,000.01 - 75,000.00                                   138              8,648,306.19                       21.51
75,000.01 - 100,000.00                                   67              5,873,806.60                       14.61
100,000.01 - 150,000.00                                  66              8,102,000.18                       20.16
150,000.01 - 200,000.00                                  26              4,439,417.59                       11.04
200,000.01 - 250,000.00                                  13              2,913,474.86                        7.25
250,000.01 - 300,000.00                                  10              2,761,434.39                        6.87
300,000.01 - 350,000.00                                   2                657,753.78                        1.64
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  521            $40,197,785.31                      100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                FIXED RATE GROUP
                             MORTGAGE INTEREST RATES
---------------------------------------------------------------------------------------------------------------------
           RANGE OF MORTGAGE                 NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
          INTEREST RATES (%)              MORTGAGE LOANS        PRINCIPAL BALANCE      AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                                             4               $508,717.49                        1.27%
8.501 - 9.000                                            17              2,090,130.60                        5.20
9.001 - 9.500                                            29              3,487,050.67                        8.67
9.501 - 10.000                                           89              8,740,172.07                       21.74
10.001 - 10.500                                          66              5,129,794.17                       12.76
10.501 - 11.000                                          91              7,201,810.07                       17.92
11.001 - 11.500                                          52              3,731,159.26                        9.28
11.501 - 12.000                                          60              4,016,387.61                        9.99
12.001 - 12.500                                          33              1,897,223.31                        4.72
12.501 - 13.000                                          33              1,617,255.20                        4.02
13.001 - 13.500                                          23                802,453.41                        2.00
13.501 - 14.000                                          15                631,676.89                        1.57
14.001 - 14.500                                           5                170,260.86                        0.42
14.501 - 15.000                                           4                173,693.70                        0.43
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  521            $40,197,785.31                      100.00%
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES       18

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the FIXED RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                FIXED RATE GROUP
                            ORIGINAL TERM TO MATURITY
---------------------------------------------------------------------------------------------------------------------
  RANGE OF ORIGINAL TERMS TO MATURITY       NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
               (MONTHS)                   MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
115 - 120                                                5                $77,520.08                         0.19%
175 - 180                                              181             10,903,896.14                        27.13
235 - 240                                               14              1,212,724.46                         3.02
355 - 360                                              321             28,003,644.63                        69.66
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 521            $40,197,785.31                       100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                FIXED RATE GROUP
                           REMAINING TERM TO MATURITY
---------------------------------------------------------------------------------------------------------------------
 RANGE OF REMAINING TERMS TO MATURITY       NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
               (MONTHS)                   MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
115 - 120                                                5                $77,520.08                         0.19%
169 - 174                                                2                 77,783.48                         0.19
175 - 180                                              179             10,826,112.66                        26.93
235 - 240                                               14              1,212,724.46                         3.02
343 - 348                                                1                142,817.75                         0.36
355 - 360                                              320             27,860,826.88                        69.31
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 521            $40,197,785.31                       100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                FIXED RATE GROUP
                            AGE OF THE MORTAGE LOANS
---------------------------------------------------------------------------------------------------------------------
                                            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
LOAN AGE (MONTHS)                         MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
0                                                      221            $15,293,655.17                        38.05%
1 - 3                                                  294             24,447,549.87                        60.82
4 - 6                                                    4                258,937.54                         0.64
7 - 9                                                    1                 54,824.98                         0.14
13 - 15                                                  1                142,817.75                         0.36
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 521            $40,197,785.31                       100.00%
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES       19

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the FIXED RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                FIXED RATE GROUP
                         COMBINED LOAN- TO- VALUE RATIOS
---------------------------------------------------------------------------------------------------------------------
           RANGE OF COMBINED                NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
       LOAN-TO-VALUE RATIOS (%)           MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                            1                $29,963.53                         0.07%
15.01 - 20.00                                            2                 45,000.00                         0.11
20.01 - 25.00                                            2                 42,918.53                         0.11
25.01 - 30.00                                            3                105,466.93                         0.26
30.01 - 35.00                                            4                 77,396.20                         0.19
35.01 - 40.00                                            5                222,233.20                         0.55
40.01 - 45.00                                            8                316,142.41                         0.79
45.01 - 50.00                                            8                462,181.45                         1.15
50.01 - 55.00                                           12                558,391.14                         1.39
55.01 - 60.00                                           19                944,227.45                         2.35
60.01 - 65.00                                           35              1,756,845.88                         4.37
65.01 - 70.00                                           52              3,677,559.45                         9.15
70.01 - 75.00                                           70              5,035,323.18                        12.53
75.01 - 80.00                                          192             15,193,359.22                        37.80
80.01 - 85.00                                           47              4,474,069.04                        11.13
85.01 - 90.00                                           61              7,256,707.70                        18.05
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 521            $40,197,785.31                       100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                FIXED RATE GROUP
                                OCCUPANCY STATUS
---------------------------------------------------------------------------------------------------------------------
                                            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
OCCUPANCY STATUS                          MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
Owner Occupied                                         454            $36,608,956.88                        91.07%
Non Owner Occupied                                      67              3,588,828.43                         8.93
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 521            $40,197,785.31                       100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                FIXED RATE GROUP
                           TYPE OF MORTGAGED PROPERTY
---------------------------------------------------------------------------------------------------------------------
                                            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
PROPERTY TYPE                             MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
Single Family Detached                                 437            $33,357,870.49                        82.98%
PUD                                                     21              2,451,413.74                         6.10
2-4 Family                                              35              2,417,206.39                         6.01
Condominium                                             21              1,420,772.06                         3.53
Single Family Attached                                   6                495,697.65                         1.23
Multi-Family                                             1                 54,824.98                         0.14
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 521            $40,197,785.31                       100.00%
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES       20

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the FIXED RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                FIXED RATE GROUP
                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
---------------------------------------------------------------------------------------------------------------------
                                            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
STATE                                     MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
CA                                                      88             $8,672,679.09                        21.58%
OH                                                      53              3,718,701.91                         9.25
FL                                                      44              2,856,329.08                         7.11
TN                                                      34              1,978,442.08                         4.92
NY                                                      19              1,948,870.74                         4.85
IN                                                      30              1,825,617.19                         4.54
HI                                                       9              1,618,441.76                         4.03
MI                                                      28              1,617,064.66                         4.02
PA                                                      17              1,518,010.93                         3.78
IL                                                      25              1,404,613.55                         3.49
WA                                                      14              1,230,193.61                         3.06
MD                                                      13              1,208,106.41                         3.01
VA                                                      13              1,190,067.72                         2.96
GA                                                      16              1,159,599.72                         2.88
CT                                                      11                838,983.87                         2.09
NC                                                       7                827,295.38                         2.06
MO                                                      14                742,719.06                         1.85
OR                                                       8                644,541.90                         1.60
TX                                                       9                581,887.46                         1.45
NJ                                                       5                465,541.80                         1.16
RI                                                       6                404,608.85                         1.01
KY                                                       8                379,621.22                         0.94
CO                                                       5                355,694.92                         0.88
KS                                                       6                349,730.27                         0.87
AK                                                       1                297,386.78                         0.74
WI                                                       5                289,027.91                         0.72
NE                                                       4                242,540.57                         0.60
ID                                                       5                225,881.18                         0.56
OK                                                       5                218,329.88                         0.54
UT                                                       2                214,164.95                         0.53
LA                                                       4                213,122.92                         0.53
MA                                                       2                204,011.19                         0.51
DC                                                       2                184,109.61                         0.46
MN                                                       2                149,109.71                         0.37
DE                                                       1                120,000.00                         0.30
NM                                                       2                106,524.62                         0.27
MS                                                       2                 89,329.51                         0.22
AZ                                                       1                 56,780.29                         0.14
MT                                                       1                $50,103.01                         0.12
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 521            $40,197,785.31                       100.00%
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES       21

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the FIXED RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                FIXED RATE GROUP
                                PRIORITY OF LIEN
---------------------------------------------------------------------------------------------------------------------
                                            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
LIEN PRIORITY                             MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
First Lien                                             460            $37,713,626.12                         93.82%
Second Lien                                             61              2,484,159.19                          6.18
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 521            $40,197,785.31                        100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                FIXED RATE GROUP
                               AMORTIZATION METHOD
---------------------------------------------------------------------------------------------------------------------
                                            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
AMORTIZATION METHOD                       MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
Fully Amortizing                                       382            $31,472,648.55                        78.29%
Partially Amortizing/Balloon                           139              8,725,136.76                        21.71
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 521            $40,197,785.31                       100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                FIXED RATE GROUP
                              PREPAYMENT PENALTIES
---------------------------------------------------------------------------------------------------------------------
                                             NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
      PREPAYMENT PENALTY (MONTHS)         MORTGAGE LOANS        PRINCIPAL BALANCE      AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
0                                                         1                $77,740.74                        0.19%
12                                                       27              2,436,295.67                        6.06
18                                                        1                 24,994.90                        0.06
24                                                       14                948,445.58                        2.36
36                                                      109              8,218,748.20                       20.45
42                                                        1                 40,393.52                        0.10
48                                                        1                136,520.61                        0.34
60                                                      367             28,314,646.09                       70.44
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  521            $40,197,785.31                      100.00%
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES       22

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the ADJUSTABLE RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
--------------------------------------------------------------------------------


TOTAL NUMBER OF LOANS                                                                        784
TOTAL OUTSTANDING LOAN BALANCE                                                    $90,937,472.89
AVERAGE LOAN PRINCIPAL BALANCE                                                       $115,991.67
WEIGHTED AVERAGE COUPON                                                                   10.11%
WEIGHTED AVERAGE MARGIN                                                                    6.54%
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS)                                                      360
WEIGHTED AVERAGE REMAINING TERM (MONTHS)                                                     359
WEIGHTED AVERAGE LIFECAP                                                                  17.11%
WEIGHTED AVERAGE PERIODIC CAP                                                              1.50%
WEIGHTED AVERAGE INITIAL PERIODIC CAP                                                      1.50%
WEIGHTED AVERAGE FLOOR                                                                    10.10%
WEIGHTED AVERAGE LTV                                                                      78.77%
LIEN POSITION (FIRST/SECOND)                                                       100.00%/0.00%
LOANS SUBJECT TO PREPAYMENT PENALTIES                                               99.59%/0.41%
PROPERTY TYPE
        SINGLE FAMILY                                                                     80.22%
        PUD                                                                                8.41%
        TWO TO FOUR FAMILY                                                                 6.70%
        CONDOMINIUM                                                                        4.17%
        SINGLE FAMILY ATTACHED                                                             0.46%
        MULTI-FAMILY                                                                       0.06%
LOAN PURPOSE
        CASHOUT REFINANCE                                                                 50.15%
        PURCHASE                                                                          40.92%
        NO CASH REFINANCE                                                                  8.70%
        CONSTRUCTION PERMANENT                                                             0.23%
OCCUPANCY STATUS
        OWNER OCCUPIED                                                                    93.15%
        NON-OWNER OCCUPIED                                                                 6.85%
LOAN DOCUMENTATION
        FULL                                                                              73.41%
        NO INCOME VERIFICATION/STATED                                                     26.42%
        LITE                                                                               0.16%



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES       23

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the ADJUSTABLE RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
--------------------------------------------------------------------------------


PRODUCT TYPE
        2/28 - ARM                                                                  58.49%
        3/27 - ARM                                                                  41.51%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less than 5% of the                  CA:     32.80%
Adjustable Rate Loan Group principal balance.)                              OH:      9.81%
                                                                            CO:      5.32%
                                                                            IN:      5.32%

CREDIT CLASS
                                                                             A:     44.72%
                                                                            A-:     28.37%
                                                                             B:     15.57%
                                                                             C:      9.78%
                                                                            C-:      1.56%

DAYS DELINQUENT
CURRENT                                                                            100.00%



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES       24

--------------------------------------------------------------------------------
                              COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the ADJUSTABLE RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                              ADJUSTABLE RATE GROUP
                         CUT-OFF DATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
         RANGE OF CUT-OFF DATE              NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
         PRINCIPAL BALANCE ($)            MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                        11               $213,146.67                         0.23%
25,000.01 - 50,000.00                                   86              3,421,501.30                         3.76
50,000.01 - 75,000.00                                  171             10,810,201.48                        11.89
75,000.01 - 100,000.00                                 143             12,655,705.93                        13.92
100,000.01 - 150,000.00                                196             23,969,753.22                        26.36
150,000.01 - 200,000.00                                 83             14,428,370.49                        15.87
200,000.01 - 250,000.00                                 46             10,262,180.18                        11.28
250,000.01 - 300,000.00                                 23              6,355,990.93                         6.99
300,000.01 - 350,000.00                                 17              5,507,432.27                         6.06
350,000.01 - 400,000.00                                  6              2,281,659.91                         2.51
450,000.01 - 500,000.00                                  1                459,761.52                         0.51
550,000.01 - 600,000.00                                  1                571,768.99                         0.63
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 784            $90,937,472.89                       100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                              ADJUSTABLE RATE GROUP
                             MORTGAGE INTEREST RATES
---------------------------------------------------------------------------------------------------------------------
           RANGE OF MORTGAGE                NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
          INTEREST RATES (%)              MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                                            1                $84,942.97                         0.09%
8.001 - 8.500                                            5              1,038,693.44                         1.14
8.501 - 9.000                                           66              9,194,190.73                        10.11
9.001 - 9.500                                          101             13,321,161.80                        14.65
9.501 - 10.000                                         217             26,638,571.86                        29.29
10.001 - 10.500                                        116             15,031,948.66                        16.53
10.501 - 11.000                                        137             14,832,322.85                        16.31
11.001 - 11.500                                         75              6,277,055.57                         6.90
11.501 - 12.000                                         43              2,963,636.12                         3.26
12.001 - 12.500                                         13                715,606.31                         0.79
12.501 - 13.000                                          8                604,042.58                         0.66
13.001 - 13.500                                          2                235,300.00                         0.26
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 784            $90,937,472.89                       100.00%
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES       25

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the ADJUSTABLE RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                              ADJUSTABLE RATE GROUP
                            ORIGINAL TERM TO MATURITY
---------------------------------------------------------------------------------------------------------------------
  RANGE OF ORIGINAL TERMS TO MATURITY       NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
               (MONTHS)                   MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
175 - 180                                                2               $160,164.84                         0.18%
355 - 360                                              782             90,777,308.05                        99.82
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 784            $90,937,472.89                       100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                              ADJUSTABLE RATE GROUP
                           REMAINING TERM TO MATURITY
---------------------------------------------------------------------------------------------------------------------
 RANGE OF REMAINING TERMS TO MATURITY       NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
               (MONTHS)                   MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
175 - 180                                                2               $160,164.84                         0.18%
349 - 354                                                3                169,877.51                         0.19
355 - 360                                              779             90,607,430.54                        99.64
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 784            $90,937,472.89                       100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                              ADJUSTABLE RATE GROUP
                              AGE OF MORTGAGE LOANS
---------------------------------------------------------------------------------------------------------------------
                                            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
LOAN AGE (MONTHS)                         MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
0                                                      333            $36,313,867.97                        39.93%
1 - 6                                                  449             54,527,925.56                        59.96
7 - 12                                                   2                 95,679.36                         0.11
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 784            $90,937,472.89                       100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                              ADJUSTABLE RATE GROUP
                                PRIORITY OF LIEN
---------------------------------------------------------------------------------------------------------------------
                                            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
LIEN PRIORITY                             MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
First Lien                                             784            $90,937,472.89                        100.00%
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 784            $90,937,472.89                        100.00%
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES       26

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the ADJUSTABLE RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                              ADJUSTABLE RATE GROUP
                              LOAN-TO-VALUE RATIOS
---------------------------------------------------------------------------------------------------------------------
               RANGE OF                     NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
       LOAN-TO-VALUE RATIOS (%)           MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
15.001 - 20.000                                          2                $97,972.08                         0.11%
20.001 - 25.000                                          1                 15,000.00                         0.02
25.001 - 30.000                                          2                 94,971.42                         0.10
30.001 - 35.000                                          3                144,926.64                         0.16
35.001 - 40.000                                          3                171,921.17                         0.19
40.001 - 45.000                                          6                351,299.86                         0.39
45.001 - 50.000                                          3                213,392.30                         0.23
50.001 - 55.000                                          7                507,126.97                         0.56
55.001 - 60.000                                         22              1,910,383.29                         2.10
60.001 - 65.000                                         38              3,962,398.37                         4.36
65.001 - 70.000                                         61              6,316,114.30                         6.95
70.001 - 75.000                                        112             12,491,698.62                        13.74
75.001 - 80.000                                        352             40,392,563.72                        44.42
80.001 - 85.000                                         48              6,565,384.24                         7.22
85.001 - 90.000                                        124             17,702,319.91                        19.47
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 784            $90,937,472.89                       100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                              ADJUSTABLE RATE GROUP
                                OCCUPANCY STATUS
---------------------------------------------------------------------------------------------------------------------
                                            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
OCCUPANCY STATUS                          MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
Owner Occupied                                         692            $84,710,696.21                        93.15%
Non Owner Occupied                                      92              6,226,776.68                         6.85
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 784            $90,937,472.89                       100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                              ADJUSTABLE RATE GROUP
                           TYPE OF MORTGAGED PROPERTY
---------------------------------------------------------------------------------------------------------------------
                                            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
PROPERTY TYPE                             MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
Single Family Detached                                 635            $72,946,176.80                        80.22%
PUD                                                     52              7,646,296.74                         8.41
2-4 Family                                              57              6,091,210.98                         6.70
Condominium                                             36              3,788,124.79                         4.17
Single Family Attached                                   3                415,351.12                         0.46
Multi-Family                                             1                 50,312.46                         0.06
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 784            $90,937,472.89                       100.00%
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES       27

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the ADJUSTABLE RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                              ADJUSTABLE RATE GROUP
                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
---------------------------------------------------------------------------------------------------------------------
                                            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
STATE                                     MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
CA                                                     186            $29,822,956.38                        32.80%
OH                                                      94              8,919,749.70                         9.81
CO                                                      35              4,842,115.49                         5.32
IN                                                      59              4,841,102.00                         5.32
WA                                                      37              4,484,068.59                         4.93
MI                                                      44              3,490,755.06                         3.84
OR                                                      27              3,216,495.52                         3.54
IL                                                      31              3,167,024.13                         3.48
CT                                                      17              2,672,373.72                         2.94
TN                                                      24              2,510,239.04                         2.76
GA                                                      21              2,220,921.26                         2.44
PA                                                      18              1,900,524.87                         2.09
TX                                                      20              1,842,400.04                         2.03
MO                                                      21              1,501,057.51                         1.65
MD                                                      11              1,466,349.90                         1.61
MA                                                      10              1,452,137.67                         1.60
NC                                                      17              1,395,332.49                         1.53
KY                                                      12              1,177,771.72                         1.30
AZ                                                       8              1,052,397.21                         1.16
NJ                                                       7              1,051,301.29                         1.16
MN                                                      11              1,035,093.51                         1.14
NM                                                      11              1,022,466.36                         1.12
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES       28

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the ADJUSTABLE RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                              ADJUSTABLE RATE GROUP
          GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                                            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
STATE                                     MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
FL                                                      11              1,005,258.77                         1.11
WI                                                      12                882,847.46                         0.97
UT                                                       3                499,908.32                         0.55
DC                                                       5                466,085.10                         0.51
RI                                                       4                417,292.35                         0.46
NV                                                       4                395,400.33                         0.43
VA                                                       3                337,489.30                         0.37
NY                                                       1                299,874.20                         0.33
DE                                                       2                184,785.06                         0.20
LA                                                       2                183,450.00                         0.20
NH                                                       2                173,949.57                         0.19
NE                                                       2                170,927.40                         0.19
WY                                                       2                152,441.38                         0.17
MT                                                       2                151,490.72                         0.17
OK                                                       3                136,539.73                         0.15
ID                                                       2                120,726.06                         0.13
SC                                                       1                112,500.00                         0.12
ND                                                       1                 89,910.00                         0.10
IA                                                       1                 71,963.68                         0.08
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 784            $90,937,472.89                       100.00%
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES       29

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the ADJUSTABLE RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                              ADJUSTABLE RATE GROUP
                             RANGE OF GROSS MARGINS
---------------------------------------------------------------------------------------------------------------------
               RANGE OF                     NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
           GROSS MARGINS (%)              MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
4.751 - 5.000                                            2               $140,260.95                         0.15%
5.001 - 5.250                                           14              1,746,065.05                         1.92
5.251 - 5.500                                           50              6,553,747.34                         7.21
5.501 - 5.750                                           39              4,686,613.23                         5.15
5.751 - 6.000                                          105             14,971,509.64                        16.46
6.001 - 6.250                                           68              8,669,328.38                         9.53
6.251 - 6.500                                           82              9,973,600.02                        10.97
6.501 - 6.750                                           75              8,782,337.84                         9.66
6.751 - 7.000                                          110             13,098,178.94                        14.40
7.001 - 7.250                                           59              6,467,599.72                         7.11
7.251 - 7.500                                          110             10,704,281.89                        11.77
7.501 - 7.750                                           19              1,347,369.25                         1.48
7.751 - 8.000                                           21              1,728,068.70                         1.90
8.001 - 8.250                                           12                870,835.92                         0.96
8.251 - 8.500                                            1                116,216.74                         0.13
8.501 - 8.750                                            9                465,845.22                         0.51
8.751 - 9.000                                            5                350,067.87                         0.38
9.751 - 10.000                                           2                217,546.19                         0.24
10.001 >=                                                1                 48,000.00                         0.05
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 784            $90,937,472.89                       100.00%
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES       30

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the ADJUSTABLE RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                              ADJUSTABLE RATE GROUP
                    RANGE OF MAXIMUM MORTGAGE INTEREST RATES
---------------------------------------------------------------------------------------------------------------------
       RANGE OF MAXIMUM MORTGAGE            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
          INTEREST RATES (%)              MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
14.751 - 15.000                                          1                $84,942.97                         0.09%
15.001 - 15.250                                          1                395,162.86                         0.43
15.251 - 15.500                                          4                643,530.58                         0.71
15.501 - 15.750                                         15              2,015,849.35                         2.22
15.751 - 16.000                                         51              7,178,341.38                         7.89
16.001 - 16.250                                         32              4,658,422.34                         5.12
16.251 - 16.500                                         70              8,708,106.36                         9.58
16.501 - 16.750                                         91             11,156,521.96                        12.27
16.751 - 17.000                                        126             15,482,049.90                        17.02
17.001 - 17.250                                         48              5,910,464.50                         6.50
17.251 - 17.500                                         67              9,076,117.26                         9.98
17.501 - 17.750                                         64              6,760,265.71                         7.43
17.751 - 18.000                                         73              8,072,057.14                         8.88
18.001 - 18.250                                         41              3,378,559.21                         3.72
18.251 - 18.500                                         34              2,898,496.36                         3.19
18.501 - 18.750                                         23              1,650,745.09                         1.82
18.751 - 19.000                                         20              1,312,891.03                         1.44
19.001 - 19.250                                          7                410,663.25                         0.45
19.251 - 19.500                                          6                304,943.06                         0.34
19.501 - 19.750                                          5                491,374.52                         0.54
19.751 - 20.000                                          3                112,668.06                         0.12
20.001 >=                                                2                235,300.00                         0.26
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 784            $90,937,472.89                       100.00%
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES       31

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the ADJUSTABLE RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                              ADJUSTABLE RATE GROUP
                    RANGE OF MINIMUM MORTGAGE INTEREST RATES
---------------------------------------------------------------------------------------------------------------------
       RANGE OF MINIMUM MORTGAGE            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
          INTEREST RATES (%)              MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
5.751 - 6.000                                            1               $167,882.86                         0.18%
7.751 - 8.000                                            1                 84,942.97                         0.09
8.001 - 8.250                                            1                395,162.86                         0.43
8.251 - 8.500                                            4                643,530.58                         0.71
8.501 - 8.750                                           15              2,015,849.35                         2.22
8.751 - 9.000                                           51              7,178,341.38                         7.89
9.001 - 9.250                                           32              4,658,422.34                         5.12
9.251 - 9.500                                           69              8,662,739.46                         9.53
9.501 - 9.750                                           91             11,156,521.96                        12.27
9.751 - 10.000                                         126             15,482,049.90                        17.02
10.001 - 10.250                                         48              5,910,464.50                         6.50
10.251 - 10.500                                         68              9,121,484.16                        10.03
10.501 - 10.750                                         64              6,760,265.71                         7.43
10.751 - 11.000                                         73              8,072,057.14                         8.88
11.001 - 11.250                                         40              3,210,676.35                         3.53
11.251 - 11.500                                         34              2,898,496.36                         3.19
11.501 - 11.750                                         23              1,650,745.09                         1.82
11.751 - 12.000                                         20              1,312,891.03                         1.44
12.001 - 12.250                                          7                410,663.25                         0.45
12.251 - 12.500                                          6                304,943.06                         0.34
12.501 - 12.750                                          5                491,374.52                         0.54
12.751 - 13.000                                          3                112,668.06                         0.12
13.001 - 13.250                                          2                235,300.00                         0.26
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 784            $90,937,472.89                       100.00%
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

 LEHMAN BROTHERS                                ASSET-BACKED SECURITIES       32

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Collateral statistics for the ADJUSTABLE RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                              ADJUSTABLE RATE GROUP
                               MORTGAGE LOAN TYPES
---------------------------------------------------------------------------------------------------------------------
                                            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
LOAN TYPE                                 MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
2/28 ARM (Libor)                                       498            $53,187,909.53                        58.49%
3/27 ARM (Libor)                                       286             37,749,563.36                        41.51
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 784            $90,937,472.89                       100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                              ADJUSTABLE RATE GROUP
                         MONTH OF NEXT RATE CHANGE DATE
---------------------------------------------------------------------------------------------------------------------
                                            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
MONTH OF NEXT RATE CHANGE DATE            MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
2001-05                                                  1                $45,366.90                         0.05%
2001-07                                                  1                 50,312.46                         0.06
2001-09                                                  1                170,425.92                         0.19
2001-10                                                  1                 99,863.04                         0.11
2001-11                                                  2                113,159.44                         0.12
2001-12                                                 47              4,373,851.17                         4.81
2002-01                                                220             25,407,676.60                        27.94
2002-02                                                213             21,912,204.00                        24.10
2002-03                                                 12              1,015,050.00                         1.12
2002-08                                                  1                 74,198.15                         0.08
2002-11                                                  6                453,560.60                         0.50
2002-12                                                 41              5,693,567.60                         6.26
2003-01                                                131             18,174,115.61                        19.99
2003-02                                                 99             12,564,609.40                        13.82
2003-03                                                  8                789,512.00                         0.87
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 784            $90,937,472.89                       100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                              ADJUSTABLE RATE GROUP
                              PREPAYMENT PENALTIES
---------------------------------------------------------------------------------------------------------------------
                                             NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
      PREPAYMENT PENALTY (MONTHS)         MORTGAGE LOANS        PRINCIPAL BALANCE      AGGREGATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
0                                                         2               $371,837.88                        0.41%
12                                                       13              2,060,306.75                        2.27
18                                                        2                483,922.81                        0.53
24                                                      165             21,141,971.42                       23.25
30                                                        2                374,914.68                        0.41
36                                                      459             52,842,277.10                       58.11
60                                                      141             13,662,242.25                       15.02
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  784            $90,937,472.89                      100.00%
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).